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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                     Date of Report (Date of earliest Event
                           Reported) December 15, 1999

                       GreenPoint Mortgage Securities Inc.
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             (Exact name of registrant as specified in its charter)


          Delaware                   333-79833                 68-0397342
        -------------               -----------              ---------------

(State or Other Jurisdiction of   (Commission File          (I.R.S. Employer
 Incorporation)                    Number)                   Identification No.)

700 Larkspur Landing Circle                                      94939
Suite 240                                                        -----
Larkspur, California                                           (Zip Code)
-------------------------------
(Address of Principal Executive
Offices)


Registrant's telephone number, including area code  (415) 925-5442
                                                    --------------


          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.    Other Events

         GreenPoint Mortgage Funding, Inc. (the "Company") is engaged in the mortgage banking business, which consists of the origination, acquisition, sale and servicing of residential mortgage loans secured primarily by one to four-unit family residences, and the purchase and sale of mortgage servicing rights. The Company originates loans through a nationwide network of production branches. Loans are originated primarily through the Company's wholesale division, through a network of independent mortgage loan brokers approved by the Company, and also through its retail lending division and correspondent lending division.

         The Company is a wholly-owned subsidiary of GreenPoint Financial Corp. ("GreenPoint Financial"), a national specialty housing finance company. GreenPoint Financial's other subsidiaries include GreenPoint Bank, a New York State chartered savings bank with $11 billion in deposits and 73 branch offices in the greater New York area, and GreenPoint Credit Corp., the nation's second largest manufactured housing lender. GreenPoint Financial is listed on the New York Stock Exchange under the symbol "GPT."

         The Company's present business operations were formed through the transfer to the Company effective October 1, 1999 of the assets and liabilities of Headlands Mortgage Company ("Headlands"). Simultaneously with this transfer, GreenPoint Mortgage Corp. ("GreenPoint Mortgage"), a subsidiary of GreenPoint Financial specializing in non-conforming, no documentation loans, was merged into the Company. All of the mortgage operations of GreenPoint Financial are now conducted through the Company. In connection with such transfer, the stock of Headland's wholly owned subsidiary, Headland's Mortgage Securities Inc. ("HMSI") was transferred to the Company. HMSI has been renamed GreenPoint Mortgage Securities, Inc.

         The Company's executive offices are located at 1100 Larkspur Landing Circle, Suite 101, Larkspur, CA 94939.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            GREENPOINT MORTGAGE
                                              SECURITIES INC.


                                            By:   /s/ Kristen Decker
                                                  ------------------
                                                  Name: Kristen Decker
                                                  Title: Vice President


Dated:  December 21, 1999


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